Exhibit 99.2

CRYSTAL RIVER CAPITAL, INC. Annual Stockholder Meeting November 9, 2006

FORWARD LOOKING STATEMENT Some of the statements contained in this presentation are "forward looking statements" that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the transactions described in this presentation, future results, plans, goals and other events which have not yet occurred. The forward looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects; the general volatility of the securities markets in which we invest and the market price of our common stock; changes in our business strategy; availability, terms and deployment of capital; changes in our industry, interest rates, the debt securities markets or the general economy; increased rates of default and/or decreased recovery rates on our investments; increased prepayments of mortgage and other loans underlying our mortgage-backed or other asset-backed securities; our expected financings and investments; the adequacy of our cash resources and working capital; changes in government regulations, tax rates and similar matters; changes in generally accepted accounting principles by standard-setting bodies; availability, of investment opportunities in real estate-related and other securities; and the degree and nature of our competition. These forward looking statements are based on our current expectations, speak only as of the date of this presentation and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward looking statements. Many important factors could affect our future results and could cause those results to differ materially from those expressed in the forward looking statements contained in this presentation.

Overview Portfolio Allocation Strategy for Growth Question & Answer Session AGENDA

Crystal River Capital, Inc. is a diversified mortgage REIT Over $3.7 billion in assets1 Invests along entire real estate spectrum Relative value investment style OVERVIEW 1 As of September 30, 2006; unaudited figures Residential MBS Commercial MBS Commercial Real Estate Alternative Assets

PERFORMANCE OBJECTIVE Long-term Stockholder Returns Dividends Book Value Growth

PARTNERSHIP OF LEADING INVESTMENT MANAGERS Hyperion Brookfield Asset Management Ranieri & Co. Brookfield Asset Management, Inc. RMBS & CMBS Expertise In-Depth Market Knowledge Alternative Asset Expertise

DIVERSIFIED INVESTMENT STRATEGY Agency MBS Non-Agency MBS Other ABS CMBS B-Notes/ Mezzanine CRE debt Equity real estate Equity real estate Alternative real estate assets High grade High leverage High yield Low leverage Dynamic Portfolio Management

Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 East 0.25 0.575 0.725 0.725 0.725 0.6 DIVIDEND HISTORY

First CDO financing closed $373mm Nov 05 Closed $200mm credit facility Aug 05 Raised $435mm in 144A offering Mar 05 CRZ IPO Aug 06 raising $159 mm ACCOMPLISHMENTS Announced $372 mm CDO financing Nov 06 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06

Crystal River's CMBS and CRE allocation exceeds $540 million1 Additional CDS exposure adds to commercial real estate allocation Residential MBS exposure is to higher rated securities PORTFOLIO ALLOCATION CMBS Agency ARMs Real Estate Loans Non-Agency RMBS Other Other East 0.113 0.69 0.038 0.151 0.01 0.006 Total Portfolio: $3.6 billion1 Non-Agency RMBS 15% Other 1% Agency ARMs 69% CMBS 11% CRE Loans 4% 1 As of September 30, 2006; unaudited figures

AGENCY MBS Agency ARMs facilitate ramp-up and satisfy regulatory requirements Flexible allocation; large, liquid market Conservative hedging policy minimizes interest rate risk 5/1 Hybrid Adjustable 3/1 Hybrid Adjustable East 0.77 0.23 Total Agency MBS: $2.4 billion1 5/1 Hybrid ARMs 77% 3/1 Hybrid ARMs 23% 1 As of September 30, 2006; unaudited figures

RMBS/ABS Attractive yields per unit of credit risk Attractive financing alternatives Positive convexity IG-RMBS BIG-RMBS ABS East 0.36 0.55 0.08 Total RMBS/ABS: $600 million1 Investment Grade RMBS 36% Below Investment Grade RMBS 56% ABS 8% 1 As of September 30, 2006; unaudited figures rounded to the nearest $10 million

CMBS & CRE Whole loans, B-Notes, Mezz loans, land loans and CMBS Highly leveragable, leading to attractive return on equity IG-CMBS BIG-CMBS BIG-CRE East 0.35 0.4 0.25 Total CMBS & CRE: $540 million1 Below Investment Grade CMBS 40% CRE 25% 1 As of September 30, 2006; unaudited figures rounded to the nearest $10 million Investment Grade CMBS 35%

ALTERNATIVE ASSETS High total return potential Portfolio diversification benefits Regulatory requirements Current income required Expect to increase investments as portfolio grows

Remain focused on CRE opportunities Add complementary assets as appropriate Plan for re-entry into residential credit MBS sector in mid-2007 Continue CDO issuance to secure term financing Procure additional funding sources PORTFOLIO STRATEGY

Diversified, multi-sector investment strategy Leading investment managers with outstanding track record World class management team supported by state-of-the-art infrastructure WHAT SETS US APART

CRYSTAL RIVER CAPITAL, INC. Annual Stockholder Meeting November 9, 2006